CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (USD $) In Thousands, unless otherwise specified	3 Months Ended		9 Months Ended		198 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2012
Net Loss	$ (16,495)	$ 482	$ (36,797)	$ (20,254)	$ (243,765)
Other comprehensive loss
Foreign currency translation adjustment	0	79	(40)	(44)	(190)
Total comprehensive loss	$ (16,495)	$ 561	$ (36,837)	$ (20,298)	$ (243,955)